10.4
                        FIELDPOINT PETROLEUM CORPORATION

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER

General

         The role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by:

         o Serving as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         o        Reviewing   and   appraising   the   audit   efforts   of  the
                  Corporation's independent accountants.

         o        Providing   an  open   avenue  of   communication   among  the
                  independent accountants, financial and senior management and the Board of Directors.

Composition

         The Audit Committee shall consist of two or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Committee. In determining whether any director is independent, the Board shall take into consideration the requirements of the principal exchange or system on which the Corporation's common stock is traded. Directors, who are affiliates of the Company, or officers or employees of the Company or of its subsidiaries, will not be considered independent

         All members of the Committee must be able to read and understand fundamental financial statements, including a corporation's balance sheet, income statement, and cash flow statement or become able to do so within a reasonable period of time after his or her appointment to the Committee, and at least one member of the Committee is to have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.1

         The members of the Committee are to be elected by the Board and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.


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1 Exception  for Small  Business  issuers - These  issuers  must  establish  and maintain an Audit Committee of at least two members, a majority of which must be independent directors. The understanding of accounting and financial management by members is not required.

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Meetings

         The Committee shall hold regular meetings as may be necessary and special meetings as may be called by the Chairman of the Committee. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements.

Relationship with Independent Accountants

         The Corporation's independent accountants are to be ultimately accountable to the Board and the Committee, and the Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

Responsibilities and Duties

         To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------

1. Review and assess the adequacy of this Charter at least annually, and otherwise as conditions dictate.

2. Review the Corporation's annual financial statements and any reports or other financial information submitted to the Securities and Exchange Commission or the public; including any certification, report, opinion, or review rendered by the independent accountants.

3. Review with financial management and the independent accountants the Corporation's filings with the Securities and Exchange Commission on Form 10-Q2 prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants
-----------------------

4. Recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

5. On an annual basis, obtain from the independent accountants, and review and discuss with the independent accountants, a formal written statement delineating all relationships the independent accountants have with the Corporation, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants.

6.       Recommend  to  the  Board  any   appropriate   action  to  oversee  the
         independence of the independent accountants.

7. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

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2 Or Form 10-QSB if applicable.

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8.       Periodically  consult  with  the  independent  accountants  out  of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Processes3
------------------------------

9. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

10. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

11.      Consider,   and  approve,   if   appropriate,   major  changes  to  the
         Corporation's auditing and accounting principles.

12. Establish regular and separate reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

13. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14.      Review  any   significant   disagreement   among   management  and  the
         independent accountants in connection with the preparation of the financial statements.

15. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

Ethical and Legal Compliance
----------------------------

16. Establish, review and update periodically a Code of Conduct and ensure that management has established a system to enforce this Code.

17. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

18.      Perform  any  other  activities   consistent  with  this  Charter,  the
         Corporation's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

                              Adopted by Resolution of the Board of Directors

                              March 28, 2001


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3 If the company has an internal audit department, appropriate references should be made to the communications between the Committee and that department and to the Committee's review of that department.

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